                                                                    EXHIBIT 10.4

                            NONCOMPETITION AGREEMENT

         This NONCOMPETITION AGREEMENT (the "AGREEMENT") dated as of November 4,
2003 between SUEZ, a societe anonyme organized under the laws of the Republic of
France ("SUEZ"), and Nalco Holdings LLC, formerly known as Blackstone/Neptune
Acquisition Company L.L.C., a Delaware limited liability company ("BUYER").

         WHEREAS, Leo Holding Company, a Delaware corporation and indirect wholly-owned subsidiary of Suez ("LEO"), Nalco International S.A.S., a societe par actions simplifiee organized under the laws of the Republic of France and indirect wholly-owned subsidiary of Suez ("NIS" and, together with LEO, the
"SELLERS"), and Buyer are parties to that certain Stock Purchase Agreement dated as of August 31, 2003 (as amended, the "STOCK PURCHASE AGREEMENT"), which provides for, among other things, the acquisition by Buyer, and the sale by the
Sellers, of all of the outstanding shares of capital stock of Ondeo Nalco
Company, a Delaware corporation, and certain subsidiaries of NIS;

         NOW, THEREFORE, in consideration of the agreements and covenants contained herein and in the Stock Purchase Agreement, the parties hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

Section 1.01.  Certain Defined Terms. Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Stock Purchase
Agreement and, as used in this Agreement, the following terms shall have the following meanings:

         "CHEMICAL WATER AND WASTEWATER TREATMENT" means the treatment of water and wastewater primarily using chemicals and related services and equipment necessary for the application of such chemicals.

         "EQUIPMENT WATER AND WASTEWATER TREATMENT" means the treatment of water and wastewater primarily using equipment for filtration or deionization or other equipment.

         "NALCO COMPETING BUSINESS" means the design, development, production, marketing or sale of (i) chemicals, services or equipment for the treatment of water and wastewater, (ii) chemicals and related services and equipment for production processes, including, without limitation, pulp and paper production, oil production and handling, refining and hydrocarbon chemical production, mining, metal forming and finishing, colloidal silicas, cosmetics ingredients production, fuel treatment, cleaning and sanitizing, odor control, sugar production, marine applications, and synthetic fuel reagents, (iii) chemical feed, storage and handling equipment, (iv) chemical management services, (v)
Water and Wastewater Treatment Outsourcing Projects in the United States of
America and Canada, and (vi) water-borne and air-borne pathogen environmental services, in each case, as conducted by the Companies and the Subsidiaries on the date hereof.

         "PERMITTED BUSINESS" means (i) the design, building, production, installation or sale of equipment to be used in Equipment Water and Wastewater
Treatment, (ii) Water and Wastewater Treatment Outsourcing Projects, (iii) the
sale or provision of chemicals and equipment necessary for the application of such chemicals as part of a Water and Wastewater Treatment Outsourcing Project and (iv) Chemical Water and Wastewater Treatment for municipal customers.

         "WATER AND WASTEWATER TREATMENT OUTSOURCING PROJECTS" means any of the following projects for treating water or wastewater: (i) projects to acquire, own and operate equipment used in Equipment Water and Wastewater Treatment; (ii)
projects to build, own and operate equipment used in Equipment Water and
Wastewater Treatment; (iii) projects to operate and maintain equipment used in
Equipment Water and Wastewater Treatment; and (iv) projects to manage a customer's use and production of water and wastewater.

                                    ARTICLE 2
                  NONCOMPETITION AND NON-SOLICITATION COVENANTS

     Section 2.01.  Noncompetition; Non-Solicitation. (a) Suez agrees that until the third anniversary of the Closing Date, neither it nor any of its controlled
Affiliates shall engage, either directly or indirectly, either alone or in conjunction with any other Person (including by having an investment or other financial interest), in any Nalco Competing Business anywhere in the world;
provided that nothing herein shall prohibit Suez or any of its Affiliates from:

          (i) engaging, either directly or indirectly, either alone or in conjunction with any other Person (including by having an investment or other financial interest) in any Permitted Business;

          (ii) acquiring any Person having, at the time of such acquisition, not more than 20% of its sales (based on its latest annual audited financial statements) attributable to Nalco Competing Businesses (other than any
     Permitted Business);

          (iii) acquiring and owning not more than a 5% interest in any Person the securities of which are publicly traded; or

          (iv) acquiring any shares or other ownership interests of Ondeo Nalco
     India Limited (or any successor) pursuant to a judgment, order or decree of any court, tribunal, arbitrator, agency, official or other instrumentality of the Government of India.

     (b) It is understood and agreed that this Agreement shall prohibit Suez and its controlled Affiliates from using any confidential information of the
Companies and the Subsidiaries (including, without limitation, confidential customer lists, pricing information and business plans of the Companies and the
Subsidiaries) for any purpose other than in connection with the transactions contemplated by the Stock Purchase Agreement and the enforcement of the rights of the Seller thereunder; provided that for purposes of this clause (b),
"confidential information" shall not include any information that (i) was in the public domain prior to the date hereof or thereafter becomes publicly available through no fault of Suez or (ii) was known by Suez prior to the date hereof
(other than in connection with the business of the Companies and the
Subsidiaries).

     (c) Suez agrees that until the third anniversary of the Closing Date, neither it nor any of its controlled Affiliates shall directly or indirectly, employ or solicit for employment any Transferred Employee; provided that nothing herein shall prohibit Suez or any of its Affiliates from employing or soliciting for employment:

          (i) any Transferred Employee after such Transferred Employee's employment is terminated by Buyer or its Affiliates after the Closing; or

          (ii) any Transferred Employee who responds to general solicitations to the public or general advertising not specifically directed toward employees of the Companies or the Subsidiaries.

     Section 2.02.  Reasonableness of Covenants, Specific Performance. Suez
agrees that its covenants set forth in Article 2.01 (each a "NONCOMPETITION
COVENANT" and collectively the "NONCOMPETITION COVENANTS") are appropriate and reasonable when considered in light of the nature and extent of the transactions contemplated by the Stock Purchase Agreement. Suez further agrees that the
Noncompetition Covenants are of the essence of this Agreement and the Stock
Purchase Agreement and that each such Noncompetition Covenant is reasonable and necessary to protect and preserve the interests and properties of Buyer.

     Section 2.03.  Severability. Each party hereto agrees that each
Noncompetition Covenant is separate, distinct and severable not only from any other such covenant but also from the other and remaining provisions of this
Agreement and the Stock Purchase Agreement. If any of the provisions of or covenants contained in this Agreement are hereafter construed to be invalid or unenforceable in any jurisdiction, the same shall not affect the remainder of the provisions or the enforceability thereof in any other jurisdiction, which shall be given full effect, without regard to the invalid portions or the unenforceability in

such other jurisdiction. If any of the provisions of or covenants contained in this Agreement are held to be unenforceable in any jurisdiction because of the duration and/or scope (whether geographic or otherwise) thereof, the parties agree that such provision shall be deemed to be reduced to the maximum duration and/or scope permitted in said jurisdiction, provided, however, that such reduction shall not affect the enforceability of this Agreement in any other jurisdiction.

                                   ARTICLE 3
                     REPRESENTATIONS AND WARRANTIES OF SUEZ

Suez represents and warrants to Buyer that:

     Section 3.01.  Corporate Existence and Power. Suez is a societe anonyme duly organized, validly existing and in good standing under the laws of the
Republic of France.

     Section 3.02.  Corporate Authorization. The execution, delivery and performance by Suez of this Agreement are within Suez's corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action on the part of Suez. This Agreement constitutes a valid and binding agreement of Suez.

     Section 3.03.  Governmental Authorization. The execution, delivery and performance by Suez of this Agreement, and the consummation of the transactions contemplated hereby, require no action by or in respect of, or filing with, any governmental body, agency or official.

     Section 3.04.  Noncontravention. The execution, delivery and performance by
Suez of this Agreement and the consummation by Suez of the transactions contemplated hereby, do not and will not (i) violate the organizational documents of Suez, or (ii) violate in any material respect any applicable law, rule, regulation, judgment, injunction, order or decree.

                                   ARTICLE 4
                                  MISCELLANEOUS

     Section 4.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

         if to Buyer, to:

                  Blackstone/Neptune Acquisition Company L.L.C.
                  345 Park Avenue,
                  New York, New York 10154
                  Attention: Chinh Chu
                  Fax: 212-583-5722

         with a copy to:

                  Simpson Thacher & Bartlett LLP
                  425 Lexington Avenue
                  New York, NY 10017
                  Attention: Wilson S. Neely
                  Fax: (212) 455-2502

         with a copy to:

                  Wachtell, Lipton, Rosen & Katz
                  51 West 52nd Street
                  New York, NY 10019
                  Attention: Daniel A. Neff
                  Fax: (212) 403-2000

         if to the Suez, to:

                  SUEZ
                  16, rue de la Ville I'Eveque
                  75008 Paris, France
                  Attention:
                  Fax:

         with a copy to:

                  Davis Polk & Wardwell
                  450 Lexington Avenue
                  New York, New York  10017
                  Attention: Paul R. Kingsley, Esq.
                  Fax:  (212) 450-3800

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

     Section 4.02.  Amendments and Waivers. (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

     (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise provided herein, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 4.03.  Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

     Section 4.04. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York.

     Section 4.05. Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be brought in the
United States District Court for the Southern District of New York or any New
York State court sitting in New York City, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

     Section 4.06. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY
IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING
ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED
HEREBY.

Section 4.07.  Specific Performance. Suez acknowledges and agrees that Buyer's remedies at law for a breach of any of the provisions of the

Noncompetition Covenants would be inadequate and, in recognition of this fact,
Suez agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, Buyer shall be entitled to seek equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available.

     Section 4.08. Counterparts; Effectiveness; Third Party Beneficiaries. This
Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations, or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

     Section 4.09. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, among the parties with respect to the subject matter of this Agreement.

     Section 4.10. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

                           [Signature Page to Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                           SUEZ

                                           By: /s/ Gerard Sussmann
                                               ---------------------------------
                                               Name: Gerard Sussmann
                                               Title: Attorney

                                           NALCO HOLDINGS LLC

                                           By: /s/ Benjamin Jenkins
                                               ---------------------------------
                                               Name: Benjamin Jenkins
                                               Title: Vice President

                                           By: Scott Kleinman
                                               ---------------------------------
                                               Name: Scott Kleinman
                                               Title: Vice President